                                                                    EXHIBIT 99.1



                              (CASH AMERICA LOGO)



ADDITIONAL INFORMATION:                                   FOR IMMEDIATE RELEASE
Thomas A. Bessant, Jr.
(817) 335-1100


*******************************************************************************
          CASH AMERICA ANNOUNCES THIRD QUARTER RESULTS EXCEED GUIDANCE
                              AND DECLARES DIVIDEND
*******************************************************************************

Fort Worth, Texas (October 23, 2003) - - Cash America International, Inc. (NYSE:
PWN) reported today that earnings per share related to third quarter 2003 net income is up 69% compared to the same period in 2002. Net income for the third quarter ended September 30, 2003, was $6,042,000 (22 cents per share) compared to the third quarter 2002 net income of $3,182,000 (13 cents per share). The earnings in the third quarter of 2003 included two months of operating results from the recently completed acquisition of Cashland. The third quarter 2003 earnings per share of 22 cents exceeded the Company's publicly announced guidance, issued upon completion of the Cashland transaction, of between 19 cents and 20 cents per share due to higher than projected levels of revenue during the quarter.

Total revenue in the third quarter increased 19% to $107,148,000 in the 2003 period from $89,956,000 in 2002 on the strength of a 33% increase in combined service charges and fees on pawn loans and cash advances. The Company's consolidated pawn loan balance finished the quarter 11% above the same date last year. In addition, the Company's profit on the disposition of merchandise in the quarter increased 13% from the prior year as a result of both higher sales and increased gross profit margin on goods sold. The aggregate effect of the increase in service charges and fees combined with the higher profit on the disposition of merchandise produced a $15.2 million, or 27%, increase in net revenue for the three-month period.

Commenting on the results for the third quarter, Daniel R. Feehan, President and Chief Executive Officer said, "Continued execution of our operating strategy in the third quarter of 2003 led to a significant increase in revenue for our business as we experienced increases in service charges on pawn loans and fees from cash advances on higher earning asset balances. In addition, we generated a higher contribution from the disposition of goods due to both higher sales levels and gross profit margins. Adding further to the strong quarter was the addition of Cashland which contributed to both net income and earnings per share at a level consistent with our expectations."

Excluding Cashland's financial contribution for the two months during third the quarter, Cash America would have posted a 44% increase in operating income to $10.5 million on an 11% increase in total revenue which would have been $99.6 million for the period. Excluding the contribution of Cashland net earnings and the effect of shares issued in conjunction with the acquisition, approximate earnings per share for Cash America would have been 21 cents for the third quarter of 2003, up 62%, compared to the same quarter in 2002.

For the nine-month period ended September 30, 2003, Cash America reported that net income, excluding the gain on sale of assets, increased 56% to $17.3 million (67 cents per share) from the 2002 income from continuing operations of $11.1 million (45 cents per share) for the same period. Total revenue for the first nine months of 2003 was $307.1 million compared to $281.7 million in the prior year, up 9%.

Cash America will conduct a conference call to discuss its third quarter earnings on Thursday, October 23, 2003, at 3:45 PM CST. A live web cast of the call will be available on the home page of the Company's corporate web site (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software.

Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.0175 (1.75 cents) per share cash dividend on common stock outstanding. The dividend will be paid to shareholders of record on November 5, 2003, and will be paid at the close of business on November 19, 2003.

Forward-Looking Information

As the Company enters the final quarter of fiscal 2003 it has higher levels of both pawn loans and short-term cash advances than the same period of 2002. These higher asset levels provide earnings momentum that management believes will continue as long as this trend is sustained. At this time management believes that the current economic environment and the higher prevailing market value of gold will allow for the growth in pawn loan balances to satisfy higher customer demand for pawn loans. Management believes these trends and increases in the short-term cash advance balances in response to consumer demand for this alternative product will result in sustained earnings growth for the Company for the remainder of fiscal 2003 and for fiscal 2004. In addition, the Company will have the results of a full three months of Cashland operations during the final quarter of 2003 for the first time. Based on these assumptions, management has revised and increased its forecasted earnings per share for fiscal 2003 to be between $1.04 and $1.07 per share, excluding the impact of the sale of a non-operating asset in the second quarter of 5 cents per share. This compares to 75 cents per share in earnings from continuing operations for fiscal 2002. The management of the Company also establishes an initial expectation of earnings per share for fiscal 2004 of between $1.24 and $1.34. In the near term, management expects that earnings per share for the fourth quarter of fiscal 2003 to be between 38 cents and 40 cents per share compared to 30 cents per share in the fourth quarter of 2002.

Cash America International, Inc. is a provider of specialty financial services to individuals in the United States, United Kingdom and Sweden with 748 total locations. Cash America is the largest provider of secured non-recourse loans to individuals, commonly referred to as pawn loans, through 469 locations in 17 states and two foreign countries under the brand names Cash America Pawn in the U.S., Harvey & Thompson in the U.K. and Svensk Pantbelaning in Sweden. The Company also offers short-term cash advances in many of its U.S. locations including 16 locations that offer only this service under the brand name Cash America Payday Advance. In addition, the Company provides short-term cash advances and check cashing through its 129 "Cashland" consumer finance centers, and check cashing services through its 134 franchised and Company-owned "Mr. Payroll" check cashing centers.

This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries ("the Company"). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in demand for the Company's services, the actions of third parties who offer products and services at the Company's locations, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in the capital markets, changes in tax and other laws and governmental rules and regulations applicable to the Company's business, and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, and, in many cases, the Company cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as "believes", "estimates", "plans", "expects", "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

                                      * * *

                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (Unaudited)


                                                                       Three Months Ended            Nine Months Ended
                                                                          September 30,                September 30,
                                                                   ---------------------------   ---------------------------
                                                                       2003          2002           2003            2002
                                                                   ------------   ------------   ------------   ------------
CONSOLIDATED OPERATIONS:

   Total revenue ...............................................   $    107,148   $     89,956   $    307,070   $    281,663

   Net revenue .................................................         70,564         55,400        193,545        164,041

   Total operating expenses ....................................         58,852         48,071        159,791        140,026
                                                                   ------------   ------------   ------------   ------------

   INCOME FROM OPERATIONS ......................................         11,712          7,329         33,754         24,015
                                                                   ------------   ------------   ------------   ------------

   Income from continuing operations before income taxes .......          9,322          4,979         28,075         17,280
                                                                   ------------   ------------   ------------   ------------

   INCOME FROM CONTINUING OPERATIONS ...........................          6,042          3,182         18,462         11,067
                                                                   ------------   ------------   ------------   ------------

   NET INCOME ..................................................   $      6,042   $      3,182   $     18,462   $     11,867
                                                                   ============   ============   ============   ============

Net income per share:
   Basic -
     Income from continuing operations .........................   $       0.23   $       0.13   $       0.75   $       0.45
     Net income ................................................   $       0.23   $       0.13   $       0.75   $       0.49
   Diluted -
     Income from continuing operations .........................   $       0.22   $       0.13   $       0.72   $       0.45
     Net income ................................................   $       0.22   $       0.13   $       0.72   $       0.48

Weighted average shares - Basic ................................         25,791         24,412         24,746         24,459
Weighted average shares - Diluted ..............................         27,197         24,773         25,806         24,849
                                                                   ============   ============   ============   ============

                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
                                 (in thousands)
                                   (Unaudited)


PAWN LENDING OPERATIONS FINANCIAL AND OPERATIONAL DATA:


                                                                        As of September 30,
                                                                      2003              2002
                                                                 --------------   --------------
PAWN LOANS -

Domestic pawn loans outstanding ..............................   $       83,617   $       80,362
Foreign pawn loans outstanding ...............................           57,906           46,835
                                                                 --------------   --------------
Total loans outstanding ......................................   $      141,523   $      127,197
                                                                 ==============   ==============

Total merchandise held for disposition, net ..................   $       58,262   $       56,348
                                                                 ==============   ==============

Amounts per owned lending location -
  Domestic only:
    Loans outstanding ........................................   $          211   $          202
    Merchandise held for disposition .........................   $          133              130
  Consolidated:
    Loans outstanding ........................................   $          308   $          279
    Merchandise held for disposition .........................   $          127   $          124

  Number of pawnshop locations (not in thousands) -
    Company owned ............................................              460              456
    Franchised ...............................................                9               13
                                                                 --------------   --------------
                                                                            469              469
                                                                 ==============   ==============



                                                                     Three Months Ended             Nine Months Ended
                                                                       September 30,                   September 30,
                                                                 ---------------------------   ---------------------------
                                                                     2003           2002           2003           2002
                                                                 ------------   ------------   ------------   ------------
SMALL CONSUMER CASH ADVANCES ("CASH ADVANCES") (A) -

Total amount of cash advances written ........................   $     48,179   $     34,072   $    129,942   $     82,106
Number of cash advances written (not in thousands) ...........        162,468        120,578        440,712        291,087

Average cash advance amount written (not in thousands) .......   $        297   $        283   $        295   $        282
Average number of locations offering cash advances (not in
  thousands)(A) ..............................................            396            390            392            390



                                                                   As of September 30,
                                                               ----------------------------
                                                                  2003             2002
                                                               ------------    ------------
Combined cash advances outstanding (B) .....................   $     12,646    $      9,455

Company-owned cash advances (C):
Cash advances and fees outstanding .........................   $     11,174    $      3,372
Less:  Allowance for losses ................................         (2,034)         (1,709)
                                                               ------------    ------------
  Net cash advances and fees outstanding ...................   $      9,140    $      1,663
                                                               ============    ============



CASH ADVANCE OPERATIONS FINANCIAL AND OPERATIONAL DATA (D):


                                                                     Three Months Ended                Nine Months Ended
                                                                        September 30,                     September 30,
                                                               -------------------------------   -------------------------------
                                                                   2003              2002             2003              2002
                                                               --------------   --------------   --------------   --------------
Total amount of cash advances written ......................   $       44,235   $           --   $       44,235   $           --
Number of cash advances written (not in thousands) .........          133,022               --          133,022               --
Average cash advance amount written (not in thousands) .....   $          333   $           --   $          333   $           --
Average number of locations offering cash advances (not in
  thousands) ...............................................              125               --              125               --



                                                                             As of September 30,
                                                                         ----------------------------
                                                                             2003             2002
                                                                         ------------    ------------
Cash advances outstanding before allowance for losses ................   $     15,382    $         --
Less:  Allowance for losses ..........................................         (1,801)             --
                                                                         ------------    ------------

  Net cash advances and fees outstanding .............................   $     13,581    $         --
                                                                         ============    ============

 Number of cash advance locations (not in thousands) -
     At acquisition..........................................              121             --            121            --
     Start-ups...............................................                8             --              8            --
                                                                 -------------  -------------  -------------  ------------

     End of period...........................................              129             --            129            --
                                                                 =============  =============  =============  ============


----------

Footnotes:

(A)      Includes Cash America pawnshops and Cash America cash advance centers.

(B) Includes cash advances made by the Company and cash advances made by third-party financial institutions.

(C)      Amounts recorded in the Company's consolidated financial statements.

(D) Includes Cashland only, for the two-month period August 1, 2003 to September 30, 2003.


                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)


                                                                                September 30,
                                                                         ----------------------------    December 31,
                                                                             2003            2002            2002
                                                                         ------------    ------------    ------------
                                                                                 (Unaudited)
ASSETS

   Current assets:
     Cash and cash equivalents .......................................   $     11,768    $      5,106    $      3,951
     Pawn loans ......................................................        141,523         127,197         127,388
     Cash advances, net ..............................................         22,721           1,663           2,210
     Merchandise held for disposition, net ...........................         58,262          56,348          54,444
     Finance and service charges receivable ..........................         22,341          20,087          21,096
     Other receivables and prepaid expenses ..........................          8,952           6,320           8,671
     Income taxes recoverable ........................................          5,646           1,553              --
     Deferred tax assets .............................................          7,346           5,568           5,392
                                                                         ------------    ------------    ------------

       Total current assets ..........................................        278,559         223,842         223,152
   Property and equipment, net .......................................         76,125          67,763          67,254
   Goodwill ..........................................................        114,788          79,339          79,833
   Other assets ......................................................          7,798           6,039           6,239
                                                                         ------------    ------------    ------------

       Total assets ..................................................   $    477,270    $    376,983    $    376,478
                                                                         ============    ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

   Current liabilities:
     Accounts payable and accrued expenses ...........................   $     30,866    $     19,411    $     24,920
     Customer deposits ...............................................          4,614           4,593           4,050
     Income taxes currently payable ..................................          1,084             992           2,086
     Current portion of long-term debt ...............................          8,286          12,571          12,571
                                                                         ------------    ------------    ------------

       Total current liabilities .....................................         44,850          37,567          43,627

   Deferred tax liabilities ..........................................          5,949           3,028           4,385
   Long-term debt ....................................................        170,727         153,455         136,131


   Stockholders' equity:
     Common stock, $.10 par value per share, 80,000,000 shares
       authorized ....................................................          3,024           3,024           3,024
     Additional paid-in capital ......................................        140,645         127,819         127,819
     Retained earnings ...............................................        130,560         106,140         113,278
     Accumulated other comprehensive income (loss) ...................          1,743          (5,312)         (2,718)
     Notes receivable secured by common stock ........................         (3,023)         (6,103)         (5,864)
     Treasury shares at cost .........................................        (17,205)        (42,635)        (43,204)
                                                                         ------------    ------------    ------------

       Total stockholders' equity ....................................        255,744         182,933         192,335
                                                                         ------------    ------------    ------------

       Total liabilities and stockholders' equity ....................   $    477,270    $    376,983    $    376,478
                                                                         ============    ============    ============

                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)


                                                                      Three Months Ended               Nine Months Ended
                                                                         September 30,                    September 30,
                                                               -------------------------------   --------------------------------
                                                                   2003              2002             2003              2002
                                                               --------------   --------------   --------------    --------------
                                                                                           (Unaudited)

REVENUE

   Finance and service charges .............................   $       33,014   $       30,530   $       95,070    $       86,806
   Proceeds from disposition of merchandise ................           57,765           53,244          180,060           178,557
   Cash advance fees .......................................           14,513            5,088           27,373            12,834
   Check cashing royalties and fees ........................            1,856            1,094            4,567             3,466
                                                               --------------   --------------   --------------    --------------

TOTAL REVENUE ..............................................          107,148           89,956          307,070           281,663

COST OF REVENUE

   Disposed merchandise ....................................           36,584           34,556          113,525           117,622
                                                               --------------   --------------   --------------    --------------

NET REVENUE ................................................           70,564           55,400          193,545           164,041
                                                               --------------   --------------   --------------    --------------

EXPENSES
   Operations ..............................................           40,812           34,586          114,023           102,343
   Cash advance loss provision .............................            4,077            2,070            7,101             4,539
   Administration ..........................................            9,771            7,534           27,179            21,993
   Depreciation and amortization ...........................            4,192            3,881           11,488            11,151
                                                               --------------   --------------   --------------    --------------

TOTAL EXPENSES .............................................           58,852           48,071          159,791           140,026
                                                               --------------   --------------   --------------    --------------

INCOME FROM OPERATIONS .....................................           11,712            7,329           33,754            24,015

   Interest expense, net ...................................            2,390            2,252            6,692             6,565
   Loss from derivative valuation fluctuations .............               --               98               --               170
   Gain from disposal of asset .............................               --               --           (1,013)               --
                                                               --------------   --------------   --------------    --------------

Income from continuing operations before income taxes ......            9,322            4,979           28,075            17,280
   Provision for income taxes ..............................            3,280            1,797            9,613             6,213
                                                               --------------   --------------   --------------    --------------

INCOME FROM CONTINUING OPERATIONS ..........................            6,042            3,182           18,462            11,067

   Gain from discontinued operations .......................               --               --               --               800
                                                               --------------   --------------   --------------    --------------

NET INCOME .................................................   $        6,042   $        3,182   $       18,462    $       11,867
                                                               ==============   ==============   ==============    ==============

Net income per share:
   Basic -
     Income from continuing operations .....................   $         0.23   $         0.13   $         0.75    $         0.45
     Gain from discontinued operations .....................   $           --   $           --   $           --    $         0.03
     Net income ............................................   $         0.23   $         0.13   $         0.75    $         0.49
   Diluted -
     Income from continuing operations .....................   $         0.22   $         0.13   $         0.72    $         0.45
     Gain from discontinued operations .....................   $           --   $           --   $           --    $         0.03
     Net income ............................................   $         0.22   $         0.13   $         0.72    $         0.48

Weighted average common shares outstanding:
   Basic ...................................................           25,791           24,412           24,746            24,459
   Diluted .................................................           27,197           24,773           25,806            24,849

Dividends declared per common share ........................   $       0.0175   $       0.0125   $       0.0475    $       0.0375


                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                   INCOME FROM OPERATIONS BY OPERATING SEGMENT
                 THREE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
                                 (in thousands)


                                                            Pawn  Lending
                                                     ---------------------------
                                                        United                        Cash          Check
                                                                                   Advances(a)
                                                        States         Foreign                     Cashing(b)    Consolidated
                                                     ------------   ------------   ------------   ------------   ------------
THREE MONTHS ENDED SEPTEMBER 30, 2003:

REVENUE
  Finance and service charges ....................   $     25,720   $      7,294   $         --   $         --   $     33,014
  Proceeds from disposition of merchandise .......         53,456          4,309             --             --         57,765
  Cash advance fees ..............................          7,454             --          7,059             --         14,513
  Check cashing royalties and fees ...............             --            507            525            824          1,856
                                                     ------------   ------------   ------------   ------------   ------------

TOTAL REVENUE ....................................         86,630         12,110          7,584            824        107,148
Cost of revenue - disposed merchandise ...........         33,599          2,985             --             --         36,584
                                                     ------------   ------------   ------------   ------------   ------------

NET REVENUE ......................................         53,031          9,125          7,584            824         70,564
                                                     ------------   ------------   ------------   ------------   ------------

EXPENSES
  Operations .....................................         32,870          4,094          3,444            404         40,812
  Cash advance loss provision ....................          2,276             --          1,801             --          4,077
  Administration .................................          7,619          1,236            709            207          9,771
  Depreciation and amortization ..................          2,879            719            459            135          4,192
                                                     ------------   ------------   ------------   ------------   ------------
TOTAL EXPENSES ...................................         45,644          6,049          6,413            746         58,852
                                                     ------------   ------------   ------------   ------------   ------------
INCOME FROM OPERATIONS ...........................   $      7,387   $      3,076   $      1,171   $         78   $     11,712
                                                     ============   ============   ============   ============   ============

AS OF SEPTEMBER 30, 2003:

Total assets .....................................   $    306,368   $    105,430   $     57,729   $      7,743   $    477,270
                                                     ============   ============   ============   ============   ============

THREE MONTHS ENDED SEPTEMBER 30, 2002:

REVENUE
  Finance and service charges ....................   $     24,167   $      6,363   $         --   $         --   $     30,530
  Proceeds from disposition of merchandise .......         50,447          2,797             --             --         53,244
  Cash advance fees ..............................          5,088             --             --             --          5,088
  Check cashing royalties and fees ...............             --            275             --            819          1,094
                                                     ------------   ------------   ------------   ------------   ------------

TOTAL REVENUE ....................................         79,702          9,435             --            819         89,956
Cost of revenue - disposed merchandise ...........         32,670          1,886             --             --         34,556
                                                     ------------   ------------   ------------   ------------   ------------

NET REVENUE ......................................         47,032          7,549             --            819         55,400
                                                     ------------   ------------   ------------   ------------   ------------

EXPENSES
  Operations .....................................         31,095          3,130             --            361         34,586
  Cash advance loss provision ....................          2,070             --             --             --          2,070
  Administration .................................          6,314          1,076             --            144          7,534
  Depreciation and amortization ..................          3,066            659             --            156          3,881
                                                     ------------   ------------   ------------   ------------   ------------
TOTAL EXPENSES ...................................         42,545          4,865             --            661         48,071
                                                     ------------   ------------   ------------   ------------   ------------
INCOME FROM OPERATIONS ...........................   $      4,487   $      2,684   $         --   $        158   $      7,329
                                                     ============   ============   ============   ============   ============

AS OF SEPTEMBER 30, 2002:

Total assets .....................................   $    283,483   $     85,914   $         --   $      7,586   $    376,983
                                                     ============   ============   ============   ============   ============


----------

(a) Cashland only, for the two-month period August 1, 2003 to September 30, 2003.

(b)    Mr. Payroll only.

                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                   INCOME FROM OPERATIONS BY OPERATING SEGMENT
                  NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
                                 (in thousands)


                                                            Pawn  Lending
                                                     ---------------------------
                                                        United                        Cash          Check
                                                                                   Advances(a)
                                                        States         Foreign                     Cashing(b)    Consolidated
                                                     ------------   ------------   ------------   ------------   ------------
NINE MONTHS ENDED SEPTEMBER 30, 2003:

REVENUE
  Finance and service charges ....................   $     73,868   $     21,202   $         --   $         --   $     95,070
  Proceeds from disposition of merchandise .......        168,162         11,898             --             --        180,060
  Cash advance fees ..............................         20,314             --          7,059             --         27,373
  Check cashing royalties and fees ...............             --          1,307            525          2,735          4,567
                                                     ------------   ------------   ------------   ------------   ------------

TOTAL REVENUE ....................................        262,344         34,407          7,584          2,735        307,070
Cost of revenue - disposed merchandise ...........        105,086          8,439             --             --        113,525
                                                     ------------   ------------   ------------   ------------   ------------

NET REVENUE ......................................        157,258         25,968          7,584          2,735        193,545
                                                     ------------   ------------   ------------   ------------   ------------

EXPENSES
  Operations .....................................         97,691         11,677          3,444          1,211        114,023
  Cash advance loss provision ....................          5,300             --          1,801             --          7,101
  Administration .................................         22,437          3,468            709            565         27,179
  Depreciation and amortization ..................          8,598          2,052            459            379         11,488
                                                     ------------   ------------   ------------   ------------   ------------
TOTAL EXPENSES ...................................        134,026         17,197          6,413          2,155        159,791
                                                     ------------   ------------   ------------   ------------   ------------
INCOME FROM OPERATIONS ...........................   $     23,232   $      8,771   $      1,171   $        580   $     33,754
                                                     ============   ============   ============   ============   ============

NINE MONTHS ENDED SEPTEMBER 30, 2002:

 REVENUE
  Finance and service charges ....................   $     69,170   $     17,636   $         --   $         --   $     86,806
  Proceeds from disposition of merchandise .......        170,097          8,460             --             --        178,557
  Cash advance fees ..............................         12,834             --             --             --         12,834
  Check cashing royalties and fees ...............             --            701             --          2,765          3,466
                                                     ------------   ------------   ------------   ------------   ------------

TOTAL REVENUE ....................................        252,101         26,797             --          2,765        281,663
Cost of revenue - disposed merchandise ...........        111,474          6,148             --             --        117,622
                                                     ------------   ------------   ------------   ------------   ------------

NET REVENUE ......................................        140,627         20,649             --          2,765        164,041
                                                     ------------   ------------   ------------   ------------   ------------

EXPENSES
  Operations .....................................         92,519          8,696             --          1,128        102,343
  Cash advance loss provision ....................          4,539             --             --             --          4,539
  Administration .................................         18,472          3,046             --            475         21,993
  Depreciation and amortization ..................          8,859          1,828             --            464         11,151
                                                     ------------   ------------   ------------   ------------   ------------
TOTAL EXPENSES ...................................        124,389         13,570             --          2,067        140,026
                                                     ------------   ------------   ------------   ------------   ------------

INCOME FROM OPERATIONS ...........................   $     16,238   $      7,079   $         --   $        698   $     24,015
                                                     ============   ============   ============   ============   ============

--------------------------------
(a) Cashland only, for the two-month period August 1, 2003 to September 30, 2003.
(b) Mr. Payroll only.